Consolidated Statements of Operations - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Revenues:
Products	$ 282,637	$ 164,918	$ 156,594
Services	39,369	28,413	23,272
Total revenues	322,006	193,331	179,866
Cost of revenues:
Products	132,730	75,040	71,057
Services	37,365	30,490	26,733
Total cost of revenues	170,095	105,530	97,790
Gross profit	151,911	87,801	82,076
Operating expenses:
Research and development, net	43,729	31,464	22,407
Sales and marketing	58,752	36,405	33,573
General and administrative	36,637	26,661	18,498
Total operating expenses	139,118	94,530	74,478
Operating income (loss)	12,793	(6,729)	7,598
Finance income, net	2,599	3,498	3,313
Income (loss) before taxes on income (tax benefit)	15,392	(3,231)	10,911
Taxes on income (tax benefit)	(135)	1,552	744
Net income (loss)	$ 15,527	$ (4,783)	$ 10,167
Basic earnings (losses) per share (in Dollars per share)	$ 0.33	$ (0.11)	$ 0.27
Diluted earnings (losses) per share (in Dollars per share)	$ 0.32	$ (0.11)	$ 0.26